Subsequent event	12 Months Ended
Sep. 30, 2018
Subsequent Events [Abstract]
Subsequent event

Note 15 — Subsequent event

On November 1, 2018, the Company completed a $7.5 million private placement with one institutional investor (the “Buyer”). Pursuant to the Securities Purchase Agreement, dated as of November 1, 2018, the securities sold by the Company in the private placement consisted of (a) senior convertible note with an aggregate principal amount of $7,500,000 (the “Note”) which are initially convertible into an aggregate of 1,198,084 of the Company’s ordinary shares (“Ordinary Shares”) at the rate of $6.26 per share and (b) warrants to purchase an aggregate of 800,000 Ordinary Shares at an exercise price of $6.53 per share (the “Investor Warrants”). The Note matures in seventeen months and carries an interest rate of 10% per year. In addition, the Company issued warrants to purchase 10% of the shares placed under the Note (initially 119,808) to the placement agent, at an exercise price of $7.183 per share (the “Placement Agent Warrants”). The Investor and Placement Agent Warrants have a term of four years and are subject to adjustment under certain events.

After payment of expenses, the Company received approximately $6.8 million in net proceeds from the private placement. The Company intends to use the net proceeds from this offering for working capital and other general corporate purposes.